investor presentation • Acquisition of Westfield Bancorp Exhibit 99.2 forward looking statements disclosure 2 Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: • economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; • future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses; • the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Act and other legislation and regulation relating to the banking industry; • management’s ability to effectively execute its business plans; • mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; • the occurrence of any event change or other circumstances that could give rise to the termination of the definitive agreements related to any merger or acquisition; • the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period; • the effect of changes in accounting policies and practices; • changes in consumer spending, borrowing and saving and changes in unemployment; • changes in customers’ performance and creditworthiness; • the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; • current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, trade and tariff policies, and any slowdown in global economic growth; • our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

forward looking statements disclosure 3 • the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale; • the effect of a fall in stock market prices on our asset and wealth management businesses; • a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks; • the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and • our ability to develop and execute effective business plans and strategies. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2024, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

transaction highlights

Strategically Compelling

- Accelerates entry into Northeast Ohio.
- Provides attractive deposit base, branch network and commercial client base in a market with limited acquisition targets.
- Adds talented staff in Retail, Commercial, Mortgage and Private Banking.
- Adds talent, loans and deposits in Specialty Business Lines that match current lines (Premium Finance, Insurance Agency and RIA Banking).
- Highly efficient branch network with average deposits per branch >$260 million[1].

Financially Attractive

- Strong EPS accretion of 12.4% expected in 2026.
- Manageable tangible book value per share dilution with an earnback of 2.9 years.
- Appealing pay-to-trade ratio of just 0.87x.
- Capital ratios remain strong with CET1 at 10.9% at closing.

Low Integration Risk

- Adds $2.2 billion in assets, 11% of pro forma assets.
- Low credit risk profile with minimal charge-offs.
- Strong cultural alignment, community centric, deep expertise in Commercial and Specialty Business Lines.
- Complementary credit culture and credit administration.

Source: S&P Capital IQ Pro
1 Based on Westfield Bancorp's $1.9 billion in total deposits as of March 31, 2025, divided by seven branches first financial bancorp

4

EQUAL OPPORTUNITY LENDER FDIC

Source: S&P Capital IQ Pro and Westfield Bancorp documents overview of Westfield Bancorp 5 Westfield Bank Lines of Business 3.01% MRQ NIM $2.2B in assets Financial Highlights as of March 31, 2025 $1.6B in loans $1.9B in deposits 11.0% TCE / TA $19.3MM LTM Net Income Headquarters: Westfield Center, OH Branches: 7 Active (1 Pending) Employees: 193 • Westfield Bancorp, the holding company for Westfield Bank, FSB (“Westfield Bank”), is 100% owned by Ohio Farmers Insurance Company (“OFIC”) (d/b/a Westfield), a mutual insurance company founded in 1848. • Westfield is a global leader in property and casualty insurance and underwrites commercial, personal surety, and specialty lines of coverage through its network of leading independent agents and brokers across the united States. • Commercial Banking / Treasury Management • Agency Banking and Premium Finance • Registered Investment Advisor Banking • Consumer - Retail • Consumer - Mortgage • Private Banking

100.8 88.7 68.8 67.8 42.9 36.1 9.9 8.8 8.8 7.8 7.7 7.3 7.1 1.7 U.S. Bank (MN) (1) Huntington Bank (OH) (2) KeyBank (OH) (3) Fifth Third Bank (OH) (4) JPMorgan Chase (NY) (5) PNC Bank (PA) (6) Citizens Bank (RI) (7) (OH) WesBanco (WV) (8) Park National (OH) (9) Bank of America (NC) (10) Third Federal (OH) (11) (OH) (12) (OH) (26) Source: S&P Capital IQ Pro Note: Deposit market share based on FDIC Summary of Deposits data as of June 30, 2024, and is pro forma for pending acquisitions 1 Combined as of March 31, 2025 2 Assumes fully phased-in cost savings cements current market positioning 6 This acquisition strengthens First Financial's leading presence throughout Ohio and furthers its expansion into Northeast Ohio, catapulting its position as the largest community bank in the state. Ohio Deposits Market Share Bank (State) (Current Rank) Deposits in Billions ($) $20.6B in assets1 Pro Forma Metrics $13.4B in loans1 $16.3B in deposits1 10.9% CET1 Ratio ~1.40% 2026E ROAA2 ~20.0% 2026E ROATCE2 First Financial Bank 127 Branches Westfield Bank 7 Branches

expansion of specialty business lines

first financial bank (FIRST)

Full suite of diversified financial products for individuals and businesses

$18.5 Billion
Assets

$14.2 Billion
Deposits

yellow CARDINAL ADVISORY GROUP – a first financial company

Wealth & asset management services for individuals and businesses

$5.3 Billion
Assets Under Care

$172 Million
Loans[1]

$256 Million
Avg. Deposits[1]

oak street funding

Specialty lender to independent insurance agents, registered investment advisors, CPAs

$793 Million
Loans

$145 Million
Deposits

AGILE PREMIUM FINANCE – A division of First Financial Bank

Specialty lender for commercial customers to finance insurance premiums

$206 Million
Loans

$497 Million
LTM Originations

BANNOCKBURN GLOBAL FOREX

Foreign currency advisory, hedge analytics, and transaction processing for closely held enterprises

9 Offices
Across the U.S.

$58.2 Million
LTM Revenue

SUMMIT Funding Group – a first financial bank company

Full-service equipment financing company

$1.1 Billion
Leases/Loans

$581 Million
LTM Originations

WESTFIELD BANK

Westfield Bancorp

Comprehensive suite of personalized banking solutions for individuals and businesses

$2.2 Billion
Assets

$1.9 Billion
Deposits

Private Banking

Custom credit & deposit solutions for affluent individuals & corporations

$33 Million
Loans

$210 Million
Avg. Deposits

Agency & RIA Banking

Nationwide services to independent insurance agencies and registered investment advisors

$435 Million
Loans

$252 Million
Avg. Deposits

Premium Finance[2]

Tailored solutions that enable clients to finance premiums through flexible, structured products

$64 Million
Loans

$186 Million
2024 Production


WESTFIELD BANK

Note: FFBC's balances are as of March 31, 2025, unless otherwise stated. Westfield Bancorp's balances are as of March 31, 2025, with average balances for March 2025

1 As of May 31, 2025, with average balances for May 2025

2 Westfield Bancorp's premium finance loans are held by a separate subsidiary of Westfield Bancorp, not by Westfield Bank.

FIRST first financial bancorp

7

EQUAL OPPORTUNITY LENDER EQUAL HOUSING LENDER FDIC

pro forma loan & deposit composition

Loan Composition

FIRST first financial bank



$11.7B
Other 6.0%
Loans to NDFIs 4.0%
1-4 Family 20.8%
MultiFamily & CRE 32.0%
Consumer 1.3%
Commercial 27.0%
Construction 7.3%
Farm & Ag. 1.5%

MRQ Yield on Loans: 6.76%

WESTFIELD BANK



$1.6B
Other 2.7%
1-4 Family 26.7%
MultiFamily & CRE 21.8%
Consumer 7.1%
Commercial¹ 38.1%
Construction 3.5%

MRQ Yield on Loans: 5.83%

Pro Forma



$13.4B
Other 5.6%
Loans to NDFIs 3.5%
1-4 Family 21.5%
MultiFamily & CRE 30.8%
Consumer 2.0%
Commercial¹ 28.4%
Construction 6.8%
Farm & Ag. 1.3%

MRQ Yield on Loans: 6.65%

Deposit Composition



$14.4B
Jumbo Time (>$100K) 8.6%
Transaction Accounts 21.1%
MMDA + Savings 57.1%
Retail Time (<$100K) 13.2%

MRQ Cost of Deposits: 2.16%

Loan / Deposit Ratio: 81.3%



$1.9B
Jumbo Time (>$100K) 15.0%
Transaction Accounts 7.0%
MMDA + Savings 72.7%
Retail Time (<$100K) 5.2%

MRQ Cost of Deposits: 2.22%

Loan / Deposit Ratio: 86.4%



$16.3B
Jumbo Time (>$100K) 9.3%
Transaction Accounts 19.5%
MMDA + Savings 58.9%
Retail Time (<$100K) 12.3%

MRQ Cost of Deposits: 2.17%

Loan / Deposit Ratio: 81.9%

Source: S&P Capital IQ Pro
Note: Financial data as of March 31, 2025, from bank regulatory filings; excludes purchase accounting adjustments
1 Includes $67.0 million of premium finance loans held at a separate subsidiary of Westfield Bancorp

FIRST first financial bancorp
8
EQUAL OPPORTUNITY LENDER EQUAL HOUSING LENDER FDIC

1 Based on FFBC’s 10-day VWAP of approximately $23.61 per share, as of June 20, 2025 transaction summary 9 Transaction Structure • First Financial Bancorp to acquire 100% of Westfield Bancorp outstanding common stock • At closing Westfield Bank will merge with and into First Financial Bank • OFIC to receive $260.0 million in cash and 2,753,094 million shares of FFBC common stock • 80% cash consideration / 20% stock consideration (based on the 10-day VWAP) • Pro forma ownership: ~97% FFBC / ~3% OFIC Transaction Value and Multiples1 • Aggregate transaction value of $325.0 million • Price / Tangible Book Value of 1.37x • Price / LTM Core Earnings of 16.2x • 0.87x Pay-to-Trade ratio Personnel and Governance • No changes to First Financial’s executive leadership team; certain members of Westfield Bank executive leadership team are expected to assume leadership roles within First Financial • No changes to the Board of Directors at First Financial • First Financial to pledge $500,000 to its First Financial Foundation to support local programs and nonprofits in Northeast Ohio communities served by Westfield Bank • Subject to the receipt of required regulatory approvals and other customary closing conditions • OFIC approval has been received; no First Financial shareholder approval required • Anticipated closing during the fourth quarter of 2025 Approval and Timing pro forma financial impact and due diligence

Illustrative Pro Forma Financial Impact

Est. Impact Excluding CECL Double Count [1]	Est. Impact Including CECL Double Count	Est. Capital Ratios
11.8% 2026E EPS Accretion	**12.4%** 2026E EPS Accretion	**7.4%** TCE /TA
7.6% TBV Dilution	**8.1%** TBV Dilution	**10.9%** CET1 Ratio
2.9 Years TBV Earnback	**3.0 Years** TBV Earnback	**13.2%** Total Capital Ratio
~1.40% 2026E ROAA[2]	**~1.40%** 2026E ROAA[2]	**8.9%** Leverage Ratio

Comprehensive Due Diligence Process

- **Business and Operational Due Diligence**
  - Extensive due diligence review of Westfield Bancorp over a three-month time frame including more than 50 internal and external professionals.
  - First Financial's management thoroughly examined all areas of the business through a collaborative due diligence process.
    - Credit & Underwriting
    - ALCO & Funding
    - Specialty Business Lines
    - Consumer and Retail
    - Finance & Accounting
    - Legal Regulatory & Compliance
    - Tax & Audit
    - Risk Management
    - Human Resources
    - Information Technology & Cybersecurity
    - Risk Management
    - Operations
  - First Financial is an experienced acquiror with a track record of successful integration.
- **Scope of Credit & Loan Review**
  - First Financial's senior management and credit team reviewed all of Westfield Bancorp's major lending concentrations, including over $750 million in loans, representing ~40% of total loan commitments and more than 50% of total commercial loans.
  - Additional focus on underwriting standards and credit culture and credit administration.



0.23
0.20
0.26
0.20
0.11
2021
2022
2023
2024
MRQ
Westfield Bancorp NPAs / Assets (%)

Source: S&P Capital IQ Pro
Note(s): For illustrative purposes, assumes transaction closes on December 31, 2025, cost savings are 75% phased-in during the first full year of operations and excludes one-time deal costs
1 Excludes CECL double count, which is expected in calendar year 2027 (early adoption in 2025 or 2026)
2 Assumes fully phased-in cost savings

FIRST
first financial bancorp

10

EQUAL OPPORTUNITY LENDER EQUAL HOUSING LENDER FDIC

key transaction assumptions

Earnings, Synergies and Cost Savings	• Net income for FFBC based on consensus analyst estimates • Net income for Westfield Bancorp based on FFBC management estimates • Cost savings of ~40% of Westfield Bancorp's noninterest expense base (75% realized in 2026, 100% thereafter) • No incremental Durbin impact, as OFIC is over the $10 billion asset threshold • Revenue synergies identified and are expected but not modeled

Loan and Credit Marks	• Gross loan credit mark of $18.9 million or 1.1% of Westfield Bancorp's total loans
	  • $8.5 million (~45%) allocated to purchase credit deteriorated (PCD) loans
	  • $10.4 million (~55%) allocated to non-PCD loans (accreted into earnings over five years, straight-line method)
	  • Assumes a day two CECL reserve on the non-PCD credit mark equal to the non-PCD loan mark (CECL "double-count")
	• Loan interest rate mark of $56.7 million pre-tax, or 3.3% of Westfield Bancorp's projected gross loan balance at closing (accreted into earnings over five years, sum-of-years-digits)

Transaction Expenses	• Pre-tax one-time expenses of $23.0 million fully reflected in projected tangible book value per share at closing • An incremental $875,000 of capitalized expense is associated with branch renovations (depreciated over 10 years, straight-line) • Assumes a fixed asset write-down of $2.5 million with depreciation reduced straight-line over 20-years
Intangibles and Other	• Core deposit intangible of 3.0% of Westfield Bancorp's core deposits (amortized over 10 years, sum-of-years-digits) • Westfield Bancorp's pre-tax loss on AFS securities of $25.0 million accreted through earnings over four years, straight-line • Other pre-tax fair value adjustments totaling approximately $0.4 million amortized based on estimated remaining life

fIRST
first financial bancorp

11

EQUAL OPPORTUNITY LENDER EQUAL HOUSING LENDER FDIC

3.7 6.7 6.3 6.7 6.5 6.4 7.2 8.1 8.4 8.9 14.0 14.5 16.0 16.3 17.0 17.5 18.6 20.6 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q1'25 FFBC Assets ($B) Acquired Assets ($B) Note: Q1’25 combined assets are as of March 31, 2025, for Westfield Bancorp and FFBC seasoned acquiror 12 (22 Branches)

tangible book value dilution reconciliation

Illustrative Tangible Book Value Dilution Impact

($ in millions, except per share data)	
FFBC Tangible Common Equity at Close	**$1,560.7**
FFBC Tangible Book Value per Share at Close	$16.30
Equity Consideration to OFIC	$65.0
Goodwill Created	(85.8)
Core Deposit Intangible Created	(42.5)
After-Tax Merger Costs Attributable to FFBC	(13.3)
After-Tax Impact of Non-PCD Double Count and Other Adjustments	(8.3)
FFBC Pro Forma Tangible Common Equity at Close	**$1,475.9**
Common Shares Issued to OFIC[1]	2.8
Pro Forma Common Shares Outstanding	98.5
Pro Forma Tangible Book Value per Share	**$14.99**
FFBC Tangible Book Value per Share Dilution ($)	(1.32)
FFBC Tangible Book Value per Share Dilution (%)	(8.1%)
Tangible Book Value Earnback — Crossover Method	3.0 Years
Tangible Book Value Earnback — Crossover Method (Excluding CECL Double Count)	2.9 Years

Goodwill Reconciliation

($ in millions)	
Cash Consideration to OFIC	$260.0
Equity Consideration to OFIC	$65.0
Aggregate Consideration	**$325.0**
Westfield Bancorp Tangible Book Value at Close	259.2
(+) After-Tax Merger Costs Attributable to Westfield Bancorp	(6.4)
(+) Pre-Tax Fair Value Adjustments	(59.6)
(+) Net Deferred Tax Asset / (Liability)	12.5
Adjusted Tangible Common Equity with After-Tax Fair Value Adjustments	**$205.7**
Excess Over Adjusted Tangible Book Value	119.3
(-) Core Deposit Intangible Created	42.5
(-) Deferred Tax Liability Created on Core Deposit Intangible	(8.9)
Goodwill Created	**$85.8**
(+) Core Deposit Intangible Created	42.5
Total Intangibles Created	**$128.2**

1 Based on FFBC's 10-day VWAP of approximately $23.61 per share, as of June 20, 2025 first financial bancorp

13

EQUAL OPPORTUNITY LENDER EQUAL HOUSING LENDER FDIC

($ in millions, except per share data) 2026 Estimated Pro Forma FFBC Net Income to Common (Consensus) $262.3 Westfield Bancorp Net Income to Common (FFBC management estimates) $22.4 Combined Net Income $284.7 After-Tax Acquisition Adjustments Cost Savings1 $12.6 Core Deposit Intangible Amortization (6.2) Purchase Accounting Fair Value Adjustments 22.4 Opportunity Cost of Cash (10.0) All Other Adjustments (0.1) Combined Net Income $303.4 Pro Forma Diluted Shares Outstanding 98.5 Pro Forma EPS $3.08 FFBC Standalone EPS $2.74 Accretion / (Dilution) to FFBC ($) $0.34 Accretion / (Dilution) to FFBC (%) 12.4% 1 Assumes cost savings are 75% phased-in illustrative pro forma net income and EPS 14 Illustrative Net Income and EPS Impact appendix: non-GAAP reconciliation

The Company's Investor Presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables.

($ in 000's, unless otherwise indicated)	Three months ended				
	Mar. 31 2024	Jun. 30 2024	Sep. 30 2024	Dec. 31 2024	Mar. 31 2025
Net interest margin					
Net interest income (A)	$148,740	$153,311	$155,560	$154,399	$149,296
Tax equivalent adjustment	1,535	1,418	1,362	1,274	1,213
Net interest income - tax equivalent (B)	150,275	154,729	156,922	155,673	150,509
Average earning assets (C)	14,757,503	15,171,819	15,292,378	15,714,676	15,752,132
Net interest margin (A)/(C)[1]	4.05%	4.06%	4.05%	3.91%	3.84%
Net interest margin (fully tax equivalent)(B)/(C)[1]	4.10%	4.10%	4.08%	3.94%	3.88%

1 Calculated using annualized net interest income divided by average earning assets

Note: The tax equivalent adjustment to interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST
first financial bancorp
15
EQUAL OPPORTUNITY LENDER
EQUAL HOUSING LENDER
FDIC

($ in 000's, unless otherwise indicated) Three months ended Mar. 31 Jun. 30 Sep. 30 Dec. 31 Mar. 31 2024 2024 2024 2024 2025 Tangible common equity to tangible assets Total common stockholders' equity $2,287,003 $2,326,439 $2,450,438 $2,438,041 $2,501,235 Less: Goodwill 1,007,656 1,007,656 1,007,656 1,007,656 1,007,656 Less: Other intangible assets 85,604 83,528 81,547 79,291 77,002 Tangible common equity (A) 1,193,743 1,235,255 1,361,235 1,351,094 1,416,577 Total Assets 17,599,238 18,166,180 18,146,332 18,570,261 18,455,067 Less: Goodwill 1,007,656 1,007,656 1,007,656 1,007,656 1,007,656 Less: Other intangible assets 85,604 83,528 81,547 79,291 77,002 Tangible assets (B) 16,505,978 17,074,996 17,057,129 17,483,314 17,370,409 Tangible common equity to tangible assets (A)/(B) 7.23% 7.23% 7.98% 7.73% 8.16% Tangible common equity per common share Total common stockholders' equity 2,287,003 2,326,439 2,450,438 2,438,041 2,501,235 Less: Goodwill 1,007,656 1,007,656 1,007,656 1,007,656 1,007,656 Less: Other intangible assets 85,604 83,528 81,547 79,291 77,002 Tangible common equity (C) 1,193,743 1,235,255 1,361,235 1,351,094 1,416,577 Common shares outstanding (D) (actual) 95,473,595 95,486,010 95,486,317 95,494,840 95,730,353 Tangible common equity per common share (C)/(D) ($) $12.50 $12.94 $14.26 $14.15 $14.80 appendix: non-GAAP reconciliation 16

17 appendix: non-GAAP reconciliation 1 Calculated using annualized returns ($ in 000's, unless otherwise indicated) Three months ended Mar. 31 Jun. 30 Sep. 30 Dec. 31 Mar. 31 2024 2024 2024 2024 2025 Return on average tangible common equity Net Income (A) $50,689 $60,805 $52,451 $64,885 $51,293 Average total equity 2,265,562 2,281,040 2,371,125 2,441,045 2,457,785 Less: Average goodwill 1,006,762 1,007,656 1,007,656 1,007,656 1,007,656 Less: Average other intangible assets 83,824 84,578 82,617 80,488 78,220 Average tangible common equity (B) 1,174,976 1,188,806 1,280,852 1,352,901 1,371,909 Return on average tangible common equity (A)/(B)1 17.35% 20.57% 16.29% 19.08% 15.16%

18 First Financial Bancorp First Financial Center 255 East Fifth Street Cincinnati, OH 45202